                                                                    Exhibit 1.1A

                      [LETTERHEAD OF D & O CONCEPTS, INC.]

                             Evidence of Insurance

Insured:        Mr. Gary Sindler
                NetCreations, Inc.
                379 West Broadway, Suite 202
                New York, New York 10012

Submitted By:   Mr. Larry Singer
                New Jersey Life & Casualty
                354 Eisenhower Parkway
                Livingston, NJ 07039

We are please to advise you that, pending the issuance of the applicable insurance policy, coverage is bound as follows:

================================================================================
Insurance Carrier:                         Genesis Insurance Company
--------------------------------------------------------------------------------
Type of Coverage:                        Directors & Officers Liability
--------------------------------------------------------------------------------
Binder Number:                                      DOC-2519
--------------------------------------------------------------------------------
Binder Type:                    New |X|       Renewal |_|       Endorsement |_|
--------------------------------------------------------------------------------
Policy Term:                    From: 10/8/99           To: 10/8/2000
--------------------------------------------------------------------------------
Retention / Deductible:               $5,000 / $50,000 / $75,000 / $150,000
--------------------------------------------------------------------------------
Premium:                              $211,024 Annual Premium inclusive of
                                              Administrative Fee.
--------------------------------------------------------------------------------
Endorsements/ Exclusions:       In accordance with our quote letter dated:
                                9/2/99 and subsequent fax dated 10/5/99.
--------------------------------------------------------------------------------
Conditions:                     Original Genesis application signed and
                                dated by the President; Final Prospectus
                                (and any amendment thereto); All SEC and
                                NASD Comments on the Registration Statement
                                and responses thereto; Slides from the
                                presentation to analysts in conjunction with
                                the initial public offering; Year 2000
                                Questionnaire; Conference call with the
                                carrier within thirty days of the effective
                                date.
================================================================================

Issuance of a policy is contingent upon receipt, review and acceptance of the aforementioned conditions AND upon receipt by D & O Concepts, Inc., of the premium due.

As documentation or information is received in satisfaction of the aforementioned conditions, the underwriter reserves the right to modify or rescind this temporary binder. Furthermore, this binder and any policy issued pursuant thereto, are subject to confirmation of no material change in the information provided in the insured's original application.

If the requested information is not received, reviewed and approved by the binder expiration date, or if a material change in the original application information is revealed, then this binder, and any policy issued pursuant thereto, may become null and void Ab Initio. Extension or modification of any binder may only be made in writing by D & O Concepts, Inc.


/s/ David A. Ratner
-------------------------------
By: David A. Ratner, President.

                                                         Dated: October 13, 1999

--------------------------------------------------------------------------------
ACORD(TM)            CERTIFICATE OF LIABILITY INSURANCE          DATE (MM/DD/YY)
                                                                       10/20/99
--------------------------------------------------------------------------------

PRODUCER

D&O Concepts, Inc.
61 Broadway - Suite 2120
New York, NY 10006

INSURED

NetCreations Inc.
379 West Broadway, Suite 202
New York, New York 10012

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

COMPANIES AFFORDING COVERAGE

COMPANY

   A                          Genesis Insurance Company

COMPANY

   B

COMPANY

   C

COMPANY

   D

--------------------------------------------------------------------------------
COVERAGES
--------------------------------------------------------------------------------

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES, LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

------------------------------------------------------------------------------------------------------------------------------------
                                                             POLICY       POLICY
                                                            EFFECTIVE   EXPIRATION
CO                                                             DATE        DATE
LTR       TYPE OF INSURANCE                 POLICY NUMBER   (MM/DD/YY)  (MM/DD/YY)                    LIMITS
------------------------------------------------------------------------------------------------------------------------------------
    GENERAL LIABILITY                                                              GENERAL AGGREGATE                      $
    |_| COMMERCIAL GENERAL LIABILITY                                               PRODUCTS - COMP/OP AGG                 $
    |_| |_| CLAIMS MADE   |_| OCCUR                                                PERSONAL & ADV INJURY                  $
    |_| OWNER'S & CONTRACTOR'S PROT                                                EACH OCCURRENCE                        $
    |_|                                                                            FIRE DAMAGE (Any one fire)             $
    |_|                                                                            MED EXP (Any one person)               $
------------------------------------------------------------------------------------------------------------------------------------
    AUTOMOTIVE LIABILITY                                                           COMBINED SINGLE LIMIT                  $
    |_| ANY AUTO
    |_| ALL OWNED AUTOS                                                            BODILY INJURY                          $
    |_| SCHEDULED AUTOS                                                            (Per person)
    |_| HIRED AUTOS                                                                BODILY INJURY                          $
    |_| NON-OWNED AUTOS                                                            (Per accident)
    |_|                                                                            PROPERTY DAMAGE                        $
    |_|
------------------------------------------------------------------------------------------------------------------------------------
    GARAGE LIABILITY                                                               AUTO ONLY - EA ACCIDENT                $
    |_| ANY AUTO                                                                   OTHER THAN AUTO ONLY:                  $
    |_|                                                                                             EACH ACCIDENT         $
    |_|                                                                                                 AGGREGATE         $
------------------------------------------------------------------------------------------------------------------------------------
    EXCESS LIABILITY                                                               EACH OCCURRENCE                        $
    |_|    UMBRELLA FORM                                                           AGGREGATE                              $
    |_|    OTHER THAN UMBRELLA FORM                                                                                       $
------------------------------------------------------------------------------------------------------------------------------------
    WORKER'S COMPENSATION AND                                                      |_| WC STATUTORY LIMITS |_| OTHER      $
    EMPLOYEE'S LIABILITY                                                           EL EACH ACCIDENT                       $
    THE PROPRIETOR/        |_| INCL                                                EL DISEASE - POLICY LIMIT              $
    PARTNERS/EXECUTIVE     |_| EXCL                                                EL DISEASE - EA EMPLOYEE               $
    OFFICERS ARE:
------------------------------------------------------------------------------------------------------------------------------------
    OTHER

    Directors & Officers Liability             YXB002024   10/8/1999    10/8/2000      $10,000,000/$10,000,000

------------------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

--------------------------------------------------------------------------------
CERTIFICATE HOLDER
--------------------------------------------------------------------------------

Fidelity Capital Markets
World Trade Center
164 Northern Avenue ZT3
Boston, MA. 00210

--------------------------------------------------------------------------------
CANCELLATION
--------------------------------------------------------------------------------

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.

--------------------------------------------------------------------------------
AUTHORIZED REPRESENTATIVE


/s/ Donna Griffin             10/20/99

--------------------------------------------------------------------------------
ACORD 26S(1/95)                                        (C)ACORD CORPORATION 1988
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ACORD(TM)            CERTIFICATE OF LIABILITY INSURANCE          DATE (MM/DD/YY)
                                                                       10/20/99
--------------------------------------------------------------------------------

PRODUCER

D&O Concepts, Inc.
61 Broadway - Suite 2120
New York, NY 10006

INSURED

NetCreations Inc.
379 West Broadway, Suite 202
New York, New York 10012

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

COMPANIES AFFORDING COVERAGE

COMPANY

   A                          Genesis Insurance Company

COMPANY

   B

COMPANY

   C

COMPANY

   D

--------------------------------------------------------------------------------
COVERAGES
--------------------------------------------------------------------------------

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES, LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

------------------------------------------------------------------------------------------------------------------------------------
                                                             POLICY       POLICY
                                                            EFFECTIVE   EXPIRATION
CO                                                             DATE        DATE
LTR       TYPE OF INSURANCE                 POLICY NUMBER   (MM/DD/YY)  (MM/DD/YY)                    LIMITS
------------------------------------------------------------------------------------------------------------------------------------
    GENERAL LIABILITY                                                              GENERAL AGGREGATE                      $
    |_| COMMERCIAL GENERAL LIABILITY                                               PRODUCTS - COMP/OP AGG                 $
    |_| |_| CLAIMS MADE   |_| OCCUR                                                PERSONAL & ADV INJURY                  $
    |_| OWNER'S & CONTRACTOR'S PROT                                                EACH OCCURRENCE                        $
    |_|                                                                            FIRE DAMAGE (Any one fire)             $
    |_|                                                                            MED EXP (Any one person)               $
------------------------------------------------------------------------------------------------------------------------------------
    AUTOMOTIVE LIABILITY                                                           COMBINED SINGLE LIMIT                  $
    |_| ANY AUTO
    |_| ALL OWNED AUTOS                                                            BODILY INJURY                          $
    |_| SCHEDULED AUTOS                                                            (Per person)
    |_| HIRED AUTOS                                                                BODILY INJURY                          $
    |_| NON-OWNED AUTOS                                                            (Per accident)
    |_|                                                                            PROPERTY DAMAGE                        $
    |_|
------------------------------------------------------------------------------------------------------------------------------------
    GARAGE LIABILITY                                                               AUTO ONLY - EA ACCIDENT                $
    |_| ANY AUTO                                                                   OTHER THAN AUTO ONLY:                  $
    |_|                                                                                             EACH ACCIDENT         $
    |_|                                                                                                 AGGREGATE         $
------------------------------------------------------------------------------------------------------------------------------------
    EXCESS LIABILITY                                                               EACH OCCURRENCE                        $
    |_|    UMBRELLA FORM                                                           AGGREGATE                              $
    |_|    OTHER THAN UMBRELLA FORM                                                                                       $
------------------------------------------------------------------------------------------------------------------------------------
    WORKER'S COMPENSATION AND                                                      |_| WC STATUTORY LIMITS |_| OTHER      $
    EMPLOYEE'S LIABILITY                                                           EL EACH ACCIDENT                       $
    THE PROPRIETOR/        |_| INCL                                                EL DISEASE - POLICY LIMIT              $
    PARTNERS/EXECUTIVE     |_| EXCL                                                EL DISEASE - EA EMPLOYEE               $
    OFFICERS ARE:
------------------------------------------------------------------------------------------------------------------------------------
    OTHER

    Directors & Officers Liability             YXB002024   10/8/1999    10/8/2000      $10,000,000/$10,000,000

------------------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

--------------------------------------------------------------------------------
CERTIFICATE HOLDER
--------------------------------------------------------------------------------

Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia 22209

--------------------------------------------------------------------------------
CANCELLATION
--------------------------------------------------------------------------------

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.

--------------------------------------------------------------------------------
AUTHORIZED REPRESENTATIVE


/s/ Donna Griffin             10/20/99

--------------------------------------------------------------------------------
ACORD 26S(1/95)                                        (C)ACORD CORPORATION 1988
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ACORD(TM)            CERTIFICATE OF LIABILITY INSURANCE          DATE (MM/DD/YY)
                                                                       10/20/99
--------------------------------------------------------------------------------

PRODUCER

D&O Concepts, Inc.
61 Broadway - Suite 2120
New York, NY 10006

INSURED

NetCreations Inc.
379 West Broadway, Suite 202
New York, New York 10012

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

COMPANIES AFFORDING COVERAGE

COMPANY

   A                          Genesis Insurance Company

COMPANY

   B

COMPANY

   C

COMPANY

   D

--------------------------------------------------------------------------------
COVERAGES
--------------------------------------------------------------------------------

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES, LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

------------------------------------------------------------------------------------------------------------------------------------
                                                             POLICY       POLICY
                                                            EFFECTIVE   EXPIRATION
CO                                                             DATE        DATE
LTR       TYPE OF INSURANCE                 POLICY NUMBER   (MM/DD/YY)  (MM/DD/YY)                    LIMITS
------------------------------------------------------------------------------------------------------------------------------------
    GENERAL LIABILITY                                                              GENERAL AGGREGATE                      $
    |_| COMMERCIAL GENERAL LIABILITY                                               PRODUCTS - COMP/OP AGG                 $
    |_| |_| CLAIMS MADE   |_| OCCUR                                                PERSONAL & ADV INJURY                  $
    |_| OWNER'S & CONTRACTOR'S PROT                                                EACH OCCURRENCE                        $
    |_|                                                                            FIRE DAMAGE (Any one fire)             $
    |_|                                                                            MED EXP (Any one person)               $
------------------------------------------------------------------------------------------------------------------------------------
    AUTOMOTIVE LIABILITY                                                           COMBINED SINGLE LIMIT                  $
    |_| ANY AUTO
    |_| ALL OWNED AUTOS                                                            BODILY INJURY                          $
    |_| SCHEDULED AUTOS                                                            (Per person)
    |_| HIRED AUTOS                                                                BODILY INJURY                          $
    |_| NON-OWNED AUTOS                                                            (Per accident)
    |_|                                                                            PROPERTY DAMAGE                        $
    |_|
------------------------------------------------------------------------------------------------------------------------------------
    GARAGE LIABILITY                                                               AUTO ONLY - EA ACCIDENT                $
    |_| ANY AUTO                                                                   OTHER THAN AUTO ONLY:                  $
    |_|                                                                                             EACH ACCIDENT         $
    |_|                                                                                                 AGGREGATE         $
------------------------------------------------------------------------------------------------------------------------------------
    EXCESS LIABILITY                                                               EACH OCCURRENCE                        $
    |_|    UMBRELLA FORM                                                           AGGREGATE                              $
    |_|    OTHER THAN UMBRELLA FORM                                                                                       $
------------------------------------------------------------------------------------------------------------------------------------
    WORKER'S COMPENSATION AND                                                      |_| WC STATUTORY LIMITS |_| OTHER      $
    EMPLOYEE'S LIABILITY                                                           EL EACH ACCIDENT                       $
    THE PROPRIETOR/        |_| INCL                                                EL DISEASE - POLICY LIMIT              $
    PARTNERS/EXECUTIVE     |_| EXCL                                                EL DISEASE - EA EMPLOYEE               $
    OFFICERS ARE:
------------------------------------------------------------------------------------------------------------------------------------
    OTHER

    Directors & Officers Liability             YXB002024   10/8/1999    10/8/2000      $10,000,000/$10,000,000

------------------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

--------------------------------------------------------------------------------
CERTIFICATE HOLDER
--------------------------------------------------------------------------------

fbr.com
1001 19th Street North
Arlington, Virginia 22209

--------------------------------------------------------------------------------
CANCELLATION
--------------------------------------------------------------------------------

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.

--------------------------------------------------------------------------------
AUTHORIZED REPRESENTATIVE


/s/ Donna Griffin             10/20/99

--------------------------------------------------------------------------------
ACORD 26S(1/95)                                        (C)ACORD CORPORATION 1988
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ACORD(TM)            CERTIFICATE OF LIABILITY INSURANCE          DATE (MM/DD/YY)
                                                                       10/20/99
--------------------------------------------------------------------------------

PRODUCER

D&O Concepts, Inc.
61 Broadway - Suite 2120
New York, NY 10006

INSURED

NetCreations Inc.
379 West Broadway, Suite 202
New York, New York 10012

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

COMPANIES AFFORDING COVERAGE

COMPANY

   A                          Genesis Insurance Company

COMPANY

   B

COMPANY

   C

COMPANY

   D

--------------------------------------------------------------------------------
COVERAGES
--------------------------------------------------------------------------------

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES, LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

------------------------------------------------------------------------------------------------------------------------------------
                                                             POLICY       POLICY
                                                            EFFECTIVE   EXPIRATION
CO                                                             DATE        DATE
LTR       TYPE OF INSURANCE                 POLICY NUMBER   (MM/DD/YY)  (MM/DD/YY)                    LIMITS
------------------------------------------------------------------------------------------------------------------------------------
    GENERAL LIABILITY                                                              GENERAL AGGREGATE                      $
    |_| COMMERCIAL GENERAL LIABILITY                                               PRODUCTS - COMP/OP AGG                 $
    |_| |_| CLAIMS MADE   |_| OCCUR                                                PERSONAL & ADV INJURY                  $
    |_| OWNER'S & CONTRACTOR'S PROT                                                EACH OCCURRENCE                        $
    |_|                                                                            FIRE DAMAGE (Any one fire)             $
    |_|                                                                            MED EXP (Any one person)               $
------------------------------------------------------------------------------------------------------------------------------------
    AUTOMOTIVE LIABILITY                                                           COMBINED SINGLE LIMIT                  $
    |_| ANY AUTO
    |_| ALL OWNED AUTOS                                                            BODILY INJURY                          $
    |_| SCHEDULED AUTOS                                                            (Per person)
    |_| HIRED AUTOS                                                                BODILY INJURY                          $
    |_| NON-OWNED AUTOS                                                            (Per accident)
    |_|                                                                            PROPERTY DAMAGE                        $
    |_|
------------------------------------------------------------------------------------------------------------------------------------
    GARAGE LIABILITY                                                               AUTO ONLY - EA ACCIDENT                $
    |_| ANY AUTO                                                                   OTHER THAN AUTO ONLY:                  $
    |_|                                                                                             EACH ACCIDENT         $
    |_|                                                                                                 AGGREGATE         $
------------------------------------------------------------------------------------------------------------------------------------
    EXCESS LIABILITY                                                               EACH OCCURRENCE                        $
    |_|    UMBRELLA FORM                                                           AGGREGATE                              $
    |_|    OTHER THAN UMBRELLA FORM                                                                                       $
------------------------------------------------------------------------------------------------------------------------------------
    WORKER'S COMPENSATION AND                                                      |_| WC STATUTORY LIMITS |_| OTHER      $
    EMPLOYEE'S LIABILITY                                                           EL EACH ACCIDENT                       $
    THE PROPRIETOR/        |_| INCL                                                EL DISEASE - POLICY LIMIT              $
    PARTNERS/EXECUTIVE     |_| EXCL                                                EL DISEASE - EA EMPLOYEE               $
    OFFICERS ARE:
------------------------------------------------------------------------------------------------------------------------------------
    OTHER

    Directors & Officers Liability             YXB002024   10/8/1999    10/8/2000      $10,000,000/$10,000,000

------------------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

--------------------------------------------------------------------------------
CERTIFICATE HOLDER
--------------------------------------------------------------------------------

C.E. Unterbeg Towbin
Swiss Bank Tower
10 East 50th Street
New York, New York 10022

--------------------------------------------------------------------------------
CANCELLATION
--------------------------------------------------------------------------------

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.

--------------------------------------------------------------------------------
AUTHORIZED REPRESENTATIVE


/s/ Donna Griffin             10/20/99

--------------------------------------------------------------------------------
ACORD 26S(1/95)                                        (C)ACORD CORPORATION 1988
--------------------------------------------------------------------------------

                                    SPECIMEN
                        [LOGO] GENESIS
                                       GENESIS INSURANCE COMPANY

                DIRECTORS AND OFFICERS LIABILITY INSURANCE POLICY
                                DECLARATIONS PAGE
Policy Number:

NOTE: THIS IS A CLAIMS MADE POLICY, PLEASE READ IT CAREFULLY. AMOUNTS INCURRED
      AS DEFENSE COSTS SHALL REDUCE THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS AND SHALL ALSO BE APPLIED AGAINST THE RETENTION. THIS POLICY DOES NOT PROVIDE FOR ANY DUTY BY THE INSURER TO DEFEND THOSE INSURED UNDER THIS POLICY

             THIS IS A CLAIMS MADE POLICY, PLEASE READ IT CAREFULLY

ITEM  1. Insured Entity...
      Principal Office...

ITEM  2. Policy Period... From:           To:
      (Both dates at 12:01 a.m. at the Principal Address of the Insured Entity)

ITEM  3. Limit of Liability (inclusive of Defense Costs)
      $     Aggregate Limit of Liability for the Policy Year

ITEM 4. Retentions Applicable to Insuring Agreements:
      A.    For Securities Claims:
            1. Defense Costs:
                  $ Each Director or Officer for each single Securities Claim under Insuring Agreement Section I.A., and in no event exceeding
                  $     for all Directors and Officers under Insuring Agreement
                        Section I.A. for each single Securities Claim; and
                  $ for each single Securities Claim to which Insuring Agreements Sections I.B. or I.C. apply.

            2. Settlements end Judgments.
                        NONE for Settlements and Judgments in Securities Claims

      B.    For Claims other than Securities Claims:
                  $ Each Director or Officer for each single Claim under Insuring Agreement Section I.A., and in no event exceeding
                  $     for all Directors and Officers under Insuring Agreement
                        Section I.A. for each single Claim; and
                  $     for each single claim to which Insuring Agreement
                        Section I.B. applies.

ITEM 5. Premium:
      $     year pre-paid premium.

ITEM 6. Premium for Discovery Period:
      % of the Premium in ITEM 5 above, to be paid only if the eligibility requirement are met and the Discovery Period option is properly exercised

ITEM 7. Endorsements:
      This Policy includes the following attached endorsements, and all other endorsements issued by the Insurer to be attached hereto after the issuance of this Policy.

ITEM 8. Notices and Information:
      All notices and information required to be provided to the Insurer under this Policy shall be addressed to: Genesis Insurance Company, 25550 Chagrin Boulevard, Suite 300, Beachwood, Ohio 44122.

These Declarations along with the Application, including all materials submitted therewith, and the Directors and Officers Liability Insurance Policy, shall constitute the entire contract between the Directors, Officers, the Company and the Insurer GENESIS INSURANCE COMPANY.

Date:                              By ___________________________________
                                      Company Officer or Authorized Agent

                                     SPECIMEN
                        [LOGO] GENESIS
                                       GENESIS INSURANCE COMPANY

                DIRECTORS AND OFFICERS LIABILITY INSURANCE POLICY

             THIS IS A CLAIMS MADE POLICY, PLEASE READ IT CAREFULLY

In consideration of the premium paid and in reliance upon the information provided in and with the Application, and subject to the terms, conditions and limitations of this Policy, the Insurer, the Company and the Directors and Officers agree as follows:

--------------------------------------------------------------------------------
                         SECTION I. INSURING AGREEMENTS
--------------------------------------------------------------------------------

A. The Insurer will pay, on behalf of the Directors and Officers, Loss arising from Claims first made during the Policy (or Discovery) Period against the Directors or Officers, individually or collectively, for a Wrongful Act, except for such Loss which the Company pays to or on behalf of the Directors and Officers;

B. The Insurer will pay, on behalf of the Company, Loss which the Company is required to indemnify, or which the Company may legally indemnify, the Directors or Officers, arising from Claims first made during the Policy (or Discovery) Period against the Directors or Officers, individually or collectively, for a Wrongful Act; and

C. The Insurer will pay, on behalf of the Company, Loss arising from Securities Claims first made against the Company during the Policy (or Discovery) Period for a Wrongful Act.

--------------------------------------------------------------------------------
                            SECTION II. DEFINITIONS
--------------------------------------------------------------------------------

A. "Claim" shall mean the following proceedings initiated against a Director or Officer for money damages or other relief, whether brought within or outside of the United States:

      (1)   any civil, arbitration or administrative proceeding commenced by:
            (a) service of a complaint or similar pleading, or (b) receipt of a notice of charges;

      (2) any criminal proceeding commenced by the return of an indictment or an information;

      (3)   any appeal from the above proceedings; or

      (4)   other written or verbal demand for money or services.

      "Claim" shall also mean any of the above-listed proceedings initiated against a Director, Officer or the Company, which is a Securities Claim,

B. "Company" shall mean the Insured Entity and its Subsidiaries under Insuring Agreements Sections I.A. and I.B. Under Insuring Agreement
      Section I.C., "Company shall mean the Insured Entity only.

C. "Defense Costs" shall mean reasonable and necessary legal fees and expenses incurred in the investigation and/or defense of any Claim, including costs of attachment or similar bonds; provided, however, Defense Costs shall not include salaries, wages, overhead or benefit expenses of or associated with Directors, Officers, employees of the Company, or the Company.

D. "Determination of No Liability" shall mean: (1) a final judgment of no liability in a Securities Claim in favor of all Directors and Officers and the Company, after the exhaustion of all appeals, or (2) a dismissal of a Securities Claim without prejudice, and without the payment of any consideration by the Directors, Officers, and/or the Company.

E.    "Directors" and "Officers" shall mean:

                                    SPECIMEN

      (1) all past, current or prospective duly elected or appointed directors and officers of the Company, and their foreign equivalents for Company operations outside of the United States, including their estates, heirs, legal representatives or assigns in the event of their death, incapacity or bankruptcy;

      (2) for Securities Claims only, all past, current and future employees of the Company; and

      (3) spouses of duly elected or appointed directors and officers of the Company, but only for Claims

            (i) which are based upon Wrongful Acts of the directors or officers, and not upon any alleged conduct of a spouse, and

            (ii) which are based upon either the legal status as a spouse or the joint ownership of property between a spouse and a director or officer.

F. "Loss" shall mean any amounts which the Directors or Officers are legally obligated to pay, such amounts which the Company is required to indemnify the Directors or Officers, or such amounts which the Company may legally indemnify the Directors or Officers, for Claims made against the Directors or Officers or any amounts which the Company is legally obligated to pay for Securities Claims made against the Company, in excess of the applicable Retention, including damages, judgments, orders, Settlements, and Defense Costs; provided, however, Loss shall not include criminal or civil fines or penalties imposed by law, multiplied portions of damages in excess of actual damages, taxes, or any matter which may be deemed uninsurable under the law pursuant to which this Policy shall be construed.

G. "Outside Entity" shall mean any nonprofit entity under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, for which any of the Directors or Officers serve as directors or officers with the consent of the Company.

H. "Policy Period" shall mean the time period from the inception date of this Policy to the expiration date as stated in Item 2 of the Declarations, or to its earlier cancellation or termination date.

I. "Securities Claim" means any Claim brought by any person or entity, directly or derivatively, based upon, arising out of, or attributable to, the purchase or sale, or offer to purchase or sell, any securities of the Company, brought by a securities holder of the Company in their capacity as a securities holder, or brought by the United States Securities and Exchange Commission.

J. "Settlement" shall mean a compromise of any Claim to which the Insurer has given its written consent pursuant to Section VI.A.

K.    "Subsidiary" shall mean:

      (1) any entity in which the Insured Entity owns or at any time owned more than fifty percent (50%) of the issued and outstanding voting securities, directly or indirectly, subject to clauses (2) and (3) below for acquisitions made by the Company during the Policy Period;

      (2) any entity in which the Insured Entity acquires more than 50% of the issued and outstanding voting securities or substantially all of the assets, directly or indirectly, during the Policy Period, if such entity's total assets represent less than 20% of the Company's total assets prior to the acquisition; and

      (3) for forty-five (45) days immediately following the acquisition date, any entity in which the Insured Entity acquires more than 50% of the issued and outstanding voting securities or substantially all of the assets, directly or indirectly, during the Policy Period, if such entity's total assets represent more than 20% of the Company's total assets prior to the acquisition; provided, however, such entity will not be considered a Subsidiary or included within the definition of Company beyond such automatic forty-five (45) day period unless the Insurer specifically agrees in writing to provide such coverage, subject to such additional information, coverage terms and premium as the Insurer may require.

      The term "Subsidiary" shall also include any subsidiary of a Subsidiary.

L.    "Wrongful Act" shall mean:

      (1) under Insuring Agreements Sections I.A. and B., any actual or alleged act, omission, misstatement, misleading statement, neglect, error or breach of duty by the Directors or Officers in their capacity as Directors or

                                    SPECIMEN

            Officers of the Company or in their capacity as directors or officers of an Outside Entity, individually or collectively;

      (2) under Insuring Agreement Section I.C., any actual or alleged act, omission, misstatement, misleading statement, neglect, error or breach of duty by the Company, or by persons for whose actual or alleged conduct the Company is legally responsible.

--------------------------------------------------------------------------------
                          SECTION III. DISCOVERY PERIOD
--------------------------------------------------------------------------------

A.    If either the Insurer or Insured Entity cancels this Policy pursuant to
      Section VIII, or if either the Insurer or Insured Entity chooses to not renew this Policy, for any reason other than the Company's nonpayment of premium or non-compliance with the terms of this Policy, then the Insured Entity shall have the right, upon payment of the additional premium set forth in Item 6 of the Declarations, to an extension of the Policy Period for Claims first made during the period of one year after the effective date of such cancellation or nonrenewal, but only with respect to Wrongful Acts committed before such effective date and otherwise covered by this Policy. This one year extension period shall be referred to as the Discovery Period.

B. The right to purchase the Discovery Period shall terminate unless a written request for the Discovery Period is provided to the Insurer within thirty (30) days after the effective date of cancellation or nonrenewal, together with full payment of the premium for the Discovery Period.

C. Purchase of the Discovery Period shall not in any way increase the Limit of Liability.

D. The additional premium paid for the Discovery Period shall be fully earned at its commencement.

--------------------------------------------------------------------------------
                             SECTION IV. EXCLUSIONS
--------------------------------------------------------------------------------

The Insurer shall not be liable to make any payment for Loss in connection with any Claim:

A. Arising out of, based upon or attributable to the Directors or Officers or the Company gaining in fact any profit or advantage to which they were not legally entitled;

B. Arising out of, based upon or attributable to the committing in fact of deliberate fraudulent, dishonest or criminal acts by the Directors or Officers, or by employees, agents or representatives of the Company;

C. Which is insured in whole or in part by another valid policy or policies, including policies issued to an Outside Entity, regardless of whether or not any Loss arising from such Claim is collectible or recoverable under such other policy or policies; provided, however, this exclusion shall not apply to policies which are specifically excess of this Policy by reference hereto (including the Policy Number);

D. Arising out of, based upon or in any way involving: (1) any Wrongful Act, or any fact, circumstance or situation which has been the subject of any notice given prior to the Policy Period under any insurance policy providing protection for the Directors or Officers or the Company, including any matter in any way related thereto; or (2) any other Wrongful Act which has as a common nexus any fact, circumstance, situation, event, or transaction with any fact, circumstance or situation which has been the subject of notice as described in clause (1) of this exclusion;

E. For actual or alleged: (1) bodily injury, sickness, disease, or death of any person, assault, battery, mental anguish, emotional distress, loss of consortium; (2) damage to or destruction of any tangible property, including loss of use thereof; or (3) invasion of privacy, wrongful entry, eviction, false arrest, false imprisonment, malicious prosecution, defamation or false light, libel or slander;

F. For actual or alleged violations of the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder;

                                    SPECIMEN

G. For any actual or alleged act, omission, misstatement, misleading statement, neglect, error or breach of duty committed in the capacity as a director or officer of any entity other than the Company or an Outside Entity;

H. Arising out of, based upon, or in any way involving, directly or indirectly:

      (1) the actual, alleged or threatened discharge, disposal, migration, dispersal, release or escape of pollutants, or

      (2) any direction, order or request to test for, monitor, remediate, clean up, remove, contain, treat, detoxify or neutralize pollutants, or to pay for or contribute to the costs of undertaking such actions including claims alleging damage to the Company or its shareholders.

      Pollutants include (but are not limited to) any solid, liquid, nuclear, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals, organisms or other hazardous substances, and waste. Waste includes materials to be recycled, reconditioned or reclaimed;

I. Brought by, at the behest of, or with the assistance or active participation of, the Insured Entity or a Subsidiary (or any affiliated person), or any Director or Officer of the Insured Entity or a Subsidiary; however, this exclusion shall not apply to wrongful termination of employment actions, shareholder derivative actions which are not brought by, at the behest of, or with the assistance or active participation of a Director or Officer of the Insured Entity or a Subsidiary, crossclaims, or to other claims for contribution or indemnity which are part of or arise directly from a Claim;

J. Arising out of, based upon, or in any way involving actual or alleged conduct in the capacity as a director, officer or employee of any Subsidiary, which actual or alleged conduct occurred prior to or after the time period when such subject entity was a Subsidiary of the Insured Entity;

K.    Which is indemnified by an Outside Entity.

NOTE: THE ACTUAL OR ALLEGED CONDUCT OF ANY DIRECTOR, OFFICER OR THE COMPANY SHALL NOT BE IMPUTED TO ANY OTHER DIRECTOR OR OFFICER FOR THE PURPOSE OF DETERMINING THE APPLICABILITY OF THE ABOVE EXCLUSIONS.

--------------------------------------------------------------------------------
              SECTION V. LIMIT OF LIABILITY, RETENTIONS, ALLOCATION
--------------------------------------------------------------------------------

A. The Insurer shall be liable to pay one hundred percent (100%) of covered Loss in excess of the applicable Retention up to the Limit of Liability stated in Item 3 of the Declarations. The Limit of Liability is the Insurer's maximum aggregate limit of liability for all Loss under all of the Insuring Agreements combined, arising out of all Claims first made during the Policy Period and Discovery Period (if applicable), regardless of the time of payment by the insurer.

B. Defense Costs shall be part of and not in addition to the Limit of Liability, and such Defense Costs shall reduce the Limit of Liability and shall also be applied against the Retention.

C. More than one Claim based upon or arising out of the same Wrongful Act(s), or facts, circumstances or situations, or one or more series of similar, repeated or continuous Wrongful Acts, shall be considered a single Claim, and only one Retention shall be applicable to such single Claim. Such single Claim shall be deemed to be first made on the date when the earliest Claim is first made, or on the date within the Policy Period in which notice of a potential Claim pursuant to Section VII.B. is given.

D. One Retention amount shall apply to the covered portion of each and every single Claim. In the event a single Claim is covered under more than one Insuring Agreement, the Retentions stated in Item 4 of the Declarations shall be applied separately to the portion of the Claim covered by each Insuring Agreement, and the sum of the Retentions so applied shall constitute the Retention for each single Claim, which in total shall not exceed the largest of the applicable Retentions. Notwithstanding other Policy provisions, for purposes of determining the applicable Retention(s), the Retentions applicable to Insuring Agreement Section I.B. shall apply to Claims made against Directors or Officers, and indemnification (including advancement of defense costs) by the Company will be presumed to be required or permissible, whenever indemnification is legally permissible under the broadest


Form No. GIC-7418 (9/97)                4

                                    SPECIMEN

      applicable laws, regardless of whether the Company has agreed in its by-laws or otherwise to provide such Indemnification, unless indemnification cannot be provided due to financial insolvency.

E. Notwithstanding the foregoing provisions of Section V, the Retention(s) applicable to Securities Claims shall apply only to Defense Costs. Further, no Retention shall apply in the event of a Determination of No Liability in a Securities Claim, in which event the Insurer shall reimburse any Defense Costs paid by the Directors and Officers or the Company within the Retention amount. Such reimbursement shall be made within sixty (60) days of the Determination of No Liability, only if:

      (1) the subject Securities Claim, or another Claim which would be treated as a single Claim with the subject Securities Claim under
            Section V.C., is not brought or refiled within such sixty (60) day period;

      (2) the Determination of No Liability is not challenged by motion or appeal within such sixty (60) day period; and

      (3) only with respect to a dismissal of or stipulation to dismiss a Securities Claim without prejudice, the Company provides a written undertaking satisfactory to the Insurer which states that such reimbursement shall be returned to the Insurer if the subject Securities Claim, or another Securities Claim which would be treated as a single Claim with the subject Securities Claim under Section V.C., is brought or refiled after the sixty (60) day period.

F. The Company is not covered under Insuring Agreement Section I.A.; the Company is covered, subject to the Policy's terms and conditions, only with respect to Indemnification of Directors or Officers under Insuring Agreement Section I.B. for Claims made against the Directors and Officers; but the Company is covered, subject to the Policy's terms and conditions, under Insuring Agreement Section I.C. for Securities Claims made against the Company. Accordingly, the Insurer has no obligation under this Policy for defense fees and costs incurred by, judgments against or settlements by the Company arising out of any Claims or other actions in which the Company is a party other than a covered Securities Claim, nor any obligation to pay any amount arising out of any legal liability that the Company has except with respect to covered Securities Claims against the Company.

G. If both Loss covered by this Policy and other loss are incurred, either because a Claim includes both covered and non-covered matters, or because a Claim is made against both covered and non-covered parties, then the Directors, Officers, the Company and the Insurer agree to use their best efforts to determine a fair and proper allocation of all such amounts. In making such determination, the parties shall take into account the relative legal and financial exposures, and the relative benefits obtained in connection with the defense and/or settlement, of and between the covered and non-covered parties and matters involved in the Claim. In the event the parties cannot agree to an appropriate allocation percentage for the Claim, then the Insurer shall be obligated to make an Interim payment of the amount of Loss, including Defense Costs, which the parties agree is not in dispute until a final allocation is agreed upon or determined pursuant to the terms of this Policy.

--------------------------------------------------------------------------------
                    SECTION VI. DEFENSE COSTS AND SETTLEMENTS
--------------------------------------------------------------------------------

A. The Directors, Officers and the Company shall not admit liability for or settle any Claim, or incur Defense Costs in connection with any Claim, without the Insurer's prior written consent, which consent shall not be unreasonably withheld. The Insurer shall be entitled to full information and all particulars it may request in order to reach a decision as to such consent. Any Defense Costs incurred, and/or settlements or judgments agreed to prior to the Insurer's consent thereto shall not be covered by this Policy.

B. The Insurer shall, upon request, advance Defense Costs prior to the final disposition of a Claim, subject to an allocation, if any, determined in accordance with Sections V.F. and V.G., and subject further to prior satisfaction of the applicable Retention. Any agreement by the Insurer to advance Defense Costs shall be on the condition that the parties for whom the Defense Costs are advanced provide a written undertaking satisfactory to the Insurer which states that in the event it is finally established that the Insurer has no liability under the Policy to the Directors, Officers or the Company, or any of them separately, for such Claim, they agree to repay to the Insurer upon demand all Defense Costs advanced on their behalf.

C. It shall be the duty of the Directors, Officers and the Company and not the duty of the Insurer to defend Claims, and the Directors, Officers and the Company shall obtain the consent of the Insurer as to the choice of defense counsel, which consent shall not be unreasonably withheld. The Insurer shall at all times have the right, but not


Form No. GIC-7418 (9/97)                5

                                    SPECIMEN

      the duty, to associate in the investigation, defense or Settlement of any Claim that appears reasonably likely to involve the Insurer.

D. The Directors, Officers and the Company shall give the Insurer such information, assistance arid cooperation as the Insurer reasonably requests, including furnishing the Insurer with copies of reports, investigations, pleadings and any other information requested by the Insurer in connection therewith.

E. The Insurer shall have the right but not the obligation to make any investigation it deems expedient with respect to a Claim and, with the consent of the Company or the person(s) against whom the Claim is made, make Settlement within the available Limit of Liability (whether above or below the applicable Retention).

--------------------------------------------------------------------------------
               SECTION VII. NOTICE OF CLAIMS AND POTENTIAL CLAIMS
--------------------------------------------------------------------------------

A. The Directors, Officers and/or the Company shall give the Insurer written notice as soon as practicable of any Claim first made during the Policy (or Discovery) Period, and in no event later than thirty (30) days after the expiration of the Policy (or Discovery) Period, and, for Claims deemed to be first made during the Policy Period under Section VII.B., within sixty (60) days from when such Claims are made.

B. If, prior to the effective date of the expiration of the Policy Period, the Directors, Officers or the Company first become aware of circumstances which may subsequently give rise to a Claim, and the Directors, Officers or the Company as soon as practicable during the Policy Period give written notice to the Insurer of the circumstances and the reasons for anticipating a Claim, then any Claim subsequently made based upon such circumstances (of which the Insurer receives proper notice under Section VII.A.) shall be deemed for the purposes of this Policy to have been first made during the Policy Period; provided, however, as a condition precedent for any coverage to arise hereunder, such notice must be specific and contain full particulars as to the facts and circumstances potentially giving rise to the Claim, including a narrative setting forth dates, names of the potential plaintiffs and affected Directors or Officers, names of other parties involved, the nature and scope of the anticipated Claim, and all reasons why such a Claim is reasonably to be anticipated.

--------------------------------------------------------------------------------
                        SECTION VIII. GENERAL CONDITIONS
--------------------------------------------------------------------------------

A.    CANCELLATION OR NON-RENEWAL

      (1) By acceptance of this Policy, the Company and the Directors and Officers hereby confer the exclusive power and authority to cancel this Policy to the Insured Entity. The Insured Entity may cancel this Policy by surrender thereof to the Insurer, or by mailing to the Insurer written notice stating when thereafter such cancellation shall be effective. The mailing of such notice shall be sufficient notice and the effective date of cancellation stated in the notice shall become the end of the Policy Period. Delivery of such written notice shall be equivalent to mailing.

      (2) This Policy may be canceled by the Insurer by mailing to the Insured Entity written notice stating when, not less than sixty (60) days thereafter, such cancellation shall be effective. The mailing of such notice shall be sufficient notice and the effective date of cancellation stated in the notice shall become the end of the Policy Period. Delivery of such written notice by the Insurer shall be equivalent to mailing.

      (3) If this Policy is canceled by the Insured Entity, the Insurer shall retain the customary short rate portion of the premium. If this Policy is canceled by or on behalf of the Insurer, the Insurer shall retain the pro-rata portion of the premium. Payment or tender of any unearned premium by the Insurer shall not be a condition precedent to the effectiveness of cancellation, but such payment shall be made as soon as practicable.

      (4) If the Insurer elects not to renew this Policy, the Insurer shall provide the Insured Entity with no less than sixty (60) days advance notice thereof, unless any of the events described in Section VIII.B. occur.

B.    SUBSEQUENT MAJOR EVENTS

      If in the event of:

      (1) the acquisition by another entity or persons of the Insured Entity, a majority of its voting securities, or substantially all of its assets;

      (2) the merger or consolidation of the Insured Entity into or with another entity such that the Insured Entity is


Form No. GIC-7418 (9/97)                6

                                    SPECIMEN

            (not the surviving entity; or

      (3) the appointment of a receiver, liquidator, conservator, trustee or similar official with respect to the Insured Entity;

      then the Policy will remain in effect until the end of the Policy Period as stated in Item 2 of the Declarations, but only with respect to Wrongful Acts occurring prior to such acquisition, merger, consolidation or appointment. Further, the premium will be considered fully earned upon the occurrence of any of the above events in consideration of the coverage extended.

C.    REPRESENTATIONS

      It is agreed that the information and statements contained in the Application for this Policy, a copy of which is attached hereto, and any materials submitted therewith (which are on file with the Insurer and shall be deemed to be attached to and part of the Application as if physically attached hereto), are the basis of this Policy and are to be considered as incorporated into and constituting a part of this Policy.

      By acceptance of this Policy the Directors and Officers and the Company agree:

      (1) That the statements in the Application and in any materials submitted therewith are their representations, that they shall be deemed material to the acceptance of the risk or hazard assumed by the Insurer under this Policy, and that this Policy is issued in reliance upon the truth of such representations; and

      (2) That in the event that the Application, including materials submitted therewith, contains misrepresentations made with the actual intent to deceive, or contain misrepresentations which materially affect either the acceptance of the risk or the hazard assumed by the Insurer under this Policy, no coverage shall be afforded under this Policy (including under Insuring Agreement
            Section I.B.) for any Director or Officer who did not sign the Application but who knew on the inception date of this Policy the facts that were so misrepresented, and this Policy in its entirety shall be void and of no effect whatsoever if such misrepresentations were known to be untrue on the inception date of the Policy by one or more of the individuals who signed the Application.

D.    ACTION AGAINST THE INSURER

      (1) No action shall be taken against the Insurer unless, as a condition precedent thereto, there shall have been full compliance with all terms of this Policy, and until the Directors', Officers' or the Company's obligation to pay shall have been finally determined, either by an adjudication or by written agreement of the Directors, Officers, and/or the Company, and the Insurer.

      (2) No persons or entities shall have any right under this Policy to join the Insurer as a party to any Claim, nor shall the Insurer be impleaded by the Directors, Officers, or the Company or their legal representatives in any Claim.

E.    SUBROGATION

      In the event of any payment under this Policy, the Insurer shall be subrogated to any of the Directors', Officers' and the Company's rights to recovery thereof. The Directors or Officers and the Company shall execute all papers required and shall do everything that may be necessary to secure or transfer such rights, including the execution of such documents as may be necessary to enable the Insurer to effectively bring suit in the name of any Director, Officer or the Company. The Insurer shall not exercise these rights of subrogation against a Director or Officer with respect to Loss excluded by Section IV.B., however, unless such individual has been judicially determined to have committed deliberate fraudulent, dishonest or criminal acts.

F.    ASSIGNMENT

      Assignment of interest under this Policy shall not bind the Insurer unless its consent is endorsed hereon.

G.    CONFORMITY TO STATUTE


Form No. GIC-7418 (9/97)                7

                                    SPECIMEN

      Any terms of this Policy which are in conflict with the terms of any applicable laws construing this Policy, including any endorsement to this Policy which is required by any state Department of Insurance (or equivalent authority) ("State Amendatory Endorsement"), are hereby amended to conform to such laws. Nothing herein shall be construed to restrict the terms of any State Amendatory Endorsement. In addition, to the extent permissible by law, nothing in any State Amendatory Endorsement shall be construed to restrict the terms of this Policy.

H.    ENTIRE AGREEMENT

      By acceptance of this Policy, the Directors, Officers and the Company and the Insurer agree that this Policy (including the Application and any materials submitted therewith) and any written endorsements attached hereto constitute the entire agreement between the parties.

I.    CHANGES

      Notice to any agent or knowledge possessed by any agent or other person acting on behalf of the Insurer shall not effect a waiver or a change in any part of this Policy or stop the Insurer from asserting any right under the terms of this Policy. This Policy cannot be waived or changed, except by written endorsement issued to form a part of this Policy.


Form No. GIC-7418 (9/97)                8

                        [LOGO] GENESIS INSURANCE COMPANY

                       ADDITION TO SECTION IV EXCLUSIONS

Policy Number:
Endorsement Number:

It is understood and agreed that Section IV. of the Policy is hereby amended by the addition of the following exclusion L. to said Section:

L. Arising from or in any way involving any pending or prior litigation or administrative proceeding as of _____________, as well as all future claims or litigation based upon the pending or prior litigation or derived from the same or essentially the same facts (actual or alleged) that gave rise to the prior or pending litigation.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.


Date:                                 By: /s/ Michael Zartman
                                          --------------------------------------
                                             Company Officer or Authorized Agent

                        [LOGO] GENESIS INSURANCE COMPANY

                         GENERAL LIMITATION OF COVERAGE
                        PAYMENTS/DISBURSEMENTS EXCLUSION

Policy Number:

It is understood and agreed that the Insurer shall not be liable to make any payment for Loss based upon or attributable to or arising out of.

(1) payments, commissions, gratuities, benefits or any other favors to or for the benefit of any full or part-time domestic or foreign governmental or armed services officials, agents, representatives, employees or any members of their family or any entity with which they are affiliated; or

(2) payments, commissions, gratuities, benefits or any other favors to or for the benefit of any full or part-time officials, directors, agents, partners, representatives, principal shareholders, or owners or employees of affiliates (as the term in defined in the Securities Exchange Act of 1934), including any of their officers, directors, agents, owners, partners, representatives, principal shareholders or employees of any customers of the Company or any members of their family or any entity with which they are affiliated; or

(3)   political contribution, whether domestic or foreign

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.


Date:                                 By: /s/ Michael Zartman
                                          --------------------------------------
                                             Company Officer or Authorized Agent

                        [LOGO] GENESIS INSURANCE COMPANY

                              PAST ACTS EXCLUSION

Policy Number:

It is understood and agreed that the Insurer shall not be liable to make any payment for Loss based upon or attributable to or arising out of any actual or alleged Wrongful Acts which occurred before _____________.

                             LIMITATION OF COVERAGE

This endorsement restricts your Policy so that coverage applies only to Claims made during the Policy Period, or the Discovery Period if exercised, but only for Wrongful Acts which occurred on or after _________.


Date:                                 By: /s/ Michael Zartman
                                          --------------------------------------
                                             Company Officer or Authorized Agent

                        [LOGO] GENESIS INSURANCE COMPANY

                   DIRECTORS AND OFFICERS LIABILITY INSURANCE
                       NEW YORK MANDATORY DISCLOSURE FORM

Policy Number:
Endorsement Number:

                IMPORTANT NOTICE TO APPLICANTS AND POLICYHOLDERS

THIS DISCLOSURE FORM IS FOR INFORMATIONAL PURPOSES ONLY, IT IS NOT YOUR POLICY. THE STATE OF NEW YORK INSURANCE DEPARTMENT REQUIRES THAT THIS DISCLOSURE BE ATTACHED TO EVERY CLAIMS-MADE LIABILITY INSURANCE POLICY APPLICATION AND DECLARATIONS PAGE. PLEASE READ YOUR POLICY CAREFULLY TO DETERMINE RIGHTS, DUTIES, AND WHAT IS AND IS NOT COVERED. ONLY THE PROVISIONS OF YOUR POLICY DETERMINE THE SCOPE OF YOUR INSURANCE PROTECTION.

      THIS POLICY IS WRITTEN ON A CLAIMS-MADE BASIS.

      It will provide no coverage for claims arising out of incidents, occurrences or alleged wrongful acts which took place prior to the retroactive date stated in the policy.

      The policy will cover only claims actually made against the insured while the policy remains in effect and all coverage under the policy ceases upon the termination of the policy, except for the automatic extended reporting period coverage required by applicable law or regulation, unless the insured purchases additional extended reporting period coverage.

      The automatic extended reporting period will be for 60 days and the additional extended reporting period (DISCOVERY PERIOD) will be for one year at a cost of 100% of the policy's annual premium. If an extended reporting period is not purchased, the insured risks having gaps in coverage when switching from one company to another. Moreover, even if such reporting period is purchased, the insured may still be personally liable for claims reported after the period expires.

      According to the Insurance Department, during the first several years of the claims-made relationship, claims-made rates are comparatively lower than occurrence rates, and the insured can expect substantial annual premium increases, independent of overall rate level increases, until the claims-made relationship matures.


Date:                                 By: /s/ Michael Zartman
                                          --------------------------------------
                                           Company Officer or Authorized Agent

                        [LOGO] GENESIS INSURANCE COMPANY

                   DIRECTORS AND OFFICERS LIABILITY INSURANCE
                       NEW YORK MANDATORY DISCLOSURE FORM

Policy Number:
Endorsement Number:

                IMPORTANT NOTICE TO APPLICANTS AND POLICYHOLDERS

THIS DISCLOSURE FORM IS FOR INFORMATIONAL PURPOSES ONLY, IT IS NOT YOUR POLICY. THE STATE OF NEW YORK INSURANCE DEPARTMENT REQUIRES THAT THIS DISCLOSURE BE ATTACHED TO EVERY CLAIMS-MADE LIABILITY INSURANCE POLICY APPLICATION AND DECLARATIONS PAGE. PLEASE READ YOUR POLICY CAREFULLY TO DETERMINE RIGHTS, DUTIES, AND WHAT IS AND IS NOT COVERED. ONLY THE PROVISIONS OF YOUR POLICY DETERMINE THE SCOPE OF YOUR INSURANCE PROTECTION.

      THIS POLICY IS WRITTEN ON A CLAIMS-MADE BASIS.

      It will provide no coverage for claims arising out of incidents, occurrences or alleged wrongful acts which took place prior to the retroactive date stated in the policy.

      The policy will cover only claims actually made against the insured while the policy remains in effect and all coverage under the policy ceases upon the termination of the policy, except for the automatic extended reporting period coverage required by applicable law or regulation, unless the insured purchases additional extended reporting period coverage.

      The automatic extended reporting period will be for 60 days and the additional extended reporting period (DISCOVERY PERIOD) will be for one year at a cost of 100% of the policy's annual premium. If an extended reporting period is not purchased, the insured risks having gaps in coverage when switching from one company to another. Moreover, even if such reporting period is purchased, the insured may still be personally liable for claims reported after the period expires.

      According to the Insurance Department, during the first several years of the claims-made relationship, claims-made rates are comparatively lower than occurrence rates, and the insured can expect substantial annual premium increases, independent of overall rate level increases, until the claims-made relationship matures.


Date:                                 By: /s/ Michael Zartman
                                          --------------------------------------
                                           Company Officer or Authorized Agent

                        [LOGO] GENESIS INSURANCE COMPANY

                   DIRECTORS AND OFFICERS LIABILITY INSURANCE
                         NEW YORK MANDATORY ENDORSEMENT

Policy Number:
Endorsement Number:

                        IMPORTANT NOTICE TO POLICYHOLDERS

THE STATE OF NEW YORK INSURANCE DEPARTMENT REQUIRES THAT THE FOLLOWING NOTICE BE ENDORSED ON THIS LIABILITY INSURANCE POLICY.

NOTICE: The limits of liability contained in this Policy shall be reduced, and may be completely exhausted by legal defense costs and, to the extent that policy limits are thereby exceeded, the INSURER shall not be liable for legal defense costs or for the amount of any judgment or settlement.

                             LIMITATION OF COVERAGE

By signing this endorsement form, the Directors and Officers acknowledge that they are aware this policy's defense cost offset provisions significantly limit coverage under the Policy.

-----------------------------              -------------------------------------
           Date                                      Signature (Title)

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.


Date:                              By:    /s/ Michael Zartman
                                       --------------------------------------
                                          Company Officer or Authorized Agent

                        [LOGO] GENESIS INSURANCE COMPANY

                   DIRECTORS AND OFFICERS LIABILITY INSURANCE
                         NEW YORK MANDATORY ENDORSEMENT

Policy Number:
Endorsement Number:

                        IMPORTANT NOTICE TO POLICYHOLDERS

THE STATE OF NEW YORK INSURANCE DEPARTMENT REQUIRES THAT THE FOLLOWING NOTICE BE ENDORSED ON THIS LIABILITY INSURANCE POLICY.

NOTICE: The limits of liability contained in this Policy shall be reduced, and may be completely exhausted by legal defense costs and, to the extent that policy limits are thereby exceeded, the INSURER shall not be liable for legal defense costs or for the amount of any judgment or settlement.

                             LIMITATION OF COVERAGE

By signing this endorsement form, the Directors and Officers acknowledge that they are aware this policy's defense cost offset provisions significantly limit coverage under the Policy.

-----------------------------              -------------------------------------
           Date                                      Signature (Title)

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.


Date:                              By:    /s/ Michael Zartman
                                       --------------------------------------
                                          Company Officer or Authorized Agent

                        [LOGO] GENESIS INSURANCE COMPANY

                   DIRECTORS AND OFFICERS LIABILITY INSURANCE
                         NEW YORK AMENDATORY ENDORSEMENT

Policy Number:
Endorsement Number:

SECTION VIII. A. (2), (3), and (4), under the section entitled "GENERAL CONDITIONS," is hereby deleted and the following is substituted into the Policy:

SECTION VIII. GENERAL CONDITIONS

      A. CANCELLATION OR NON-RENEWAL

      (2) If this Policy has been in effect for sixty (60) days or less, this Policy may be canceled by the Insurer by mailing or delivering to the entity named in Item 1 of the Declarations, at the address shown on the Policy, and to its authorized agent or broker, written notice stating when, not less then twenty (20) days thereafter (except for the bases for cancellation set forth in paragraphs (a), (b) or (c) hereof), such cancellation shall be effective. After this Policy has been in effect for more than sixty (60) days, or on or after the effective date if this Policy is a renewal, this Policy may be canceled by the Insurer by mailing or delivering to the entity named in Item 1 of the Declarations, at the address shown on the Policy, and to its authorized agent or broker, written notice stating when, not less than fifteen (15) days thereafter such cancellation shall become effective, and stating one of the following reasons:

            (a)   nonpayment of premium;

            (b) conviction of a crime arising out of acts increasing the hazard insured against;

            (c) discovery of fraud or material misrepresentation in the obtaining of the Policy or in the presentation of a claim thereunder;

            (d) after issuance of the Policy or after the last renewal date, discovery of an act or omission, or a violation of any Policy condition that substantially and materially increases the hazard insured against, and which occurred subsequent to the inception of the current Policy Period;

            (e) material change in the nature or extent of the risk, occurring after issuance or last annual renewal anniversary date of the Policy, which causes the risk of loss to be substantially and materially increased beyond that contemplated at the time the Policy was issued or last renewed;

            (f) a determination by the Superintendent that continuation of the present premium volume of the Insurer would jeopardize that Insurer's solvency or be hazardous to the interest of policyholders of the Insurer, its creditors or the public;

            (g) a determination by the Superintendent that the continuation of the Policy would violate, or would place the Insurer in violation of, any provision of the applicable Insurance Laws;

            (h) revocation or suspension of the Insured's license to practice his or its profession;

            (i) with respect to excess liability policies, cancellation of one or more of the underlying policies providing primary or intermediate coverage, where (i) such cancellation is based upon any bases set forth above, and (ii) such policies are not replaced without lapse.

                        [LOGO] GENESIS INSURANCE COMPANY

                   DIRECTORS AND OFFICERS LIABILITY INSURANCE
                         NEW YORK AMENDATORY ENDORSEMENT

Policy Number:
Endorsement Number:

SECTION VIII. A. (2), (3), and (4), under the section entitled "GENERAL CONDITIONS," is hereby deleted and the following is substituted into the Policy:

SECTION VIII. GENERAL CONDITIONS

      A. CANCELLATION OR NON-RENEWAL

      (2) If this Policy has been in effect for sixty (60) days or less, this Policy may be canceled by the Insurer by mailing or delivering to the entity named in Item 1 of the Declarations, at the address shown on the Policy, and to its authorized agent or broker, written notice stating when, not less then twenty (20) days thereafter (except for the bases for cancellation set forth in paragraphs (a), (b) or (c) hereof), such cancellation shall be effective. After this Policy has been in effect for more than sixty (60) days, or on or after the effective date if this Policy is a renewal, this Policy may be canceled by the Insurer by mailing or delivering to the entity named in Item 1 of the Declarations, at the address shown on the Policy, and to its authorized agent or broker, written notice stating when, not less than fifteen (15) days thereafter such cancellation shall become effective, and stating one of the following reasons:

            (a)   nonpayment of premium;

            (b) conviction of a crime arising out of acts increasing the hazard insured against;

            (c) discovery of fraud or material misrepresentation in the obtaining of the Policy or in the presentation of a claim thereunder;

            (d) after issuance of the Policy or after the last renewal date, discovery of an act or omission, or a violation of any Policy condition that substantially and materially increases the hazard insured against, and which occurred subsequent to the inception of the current Policy Period;

            (e) material change in the nature or extent of the risk, occurring after issuance or last annual renewal anniversary date of the Policy, which causes the risk of loss to be substantially and materially increased beyond that contemplated at the time the Policy was issued or last renewed;

            (f) a determination by the Superintendent that continuation of the present premium volume of the Insurer would jeopardize that Insurer's solvency or be hazardous to the interest of policyholders of the Insurer, its creditors or the public;

            (g) a determination by the Superintendent that the continuation of the Policy would violate, or would place the Insurer in violation of, any provision of the applicable Insurance Laws;

            (h) revocation or suspension of the Insured's license to practice his or its profession;

            (i) with respect to excess liability policies, cancellation of one or more of the underlying policies providing primary or intermediate coverage, where (i) such cancellation is based upon any bases set forth above, and (ii) such policies are not replaced without lapse.

            The effective date of cancellation stated in the notice shall become the end of the Policy Period.

      (3) If this Policy shall be canceled by the entity named in item 1 of the Declarations, the Insurer shall retain the customary short rate portion of the premium. If this Policy shall be canceled by or on behalf of the Insurer, the Insurer shall retain the pro-rate portion of the premium. Payment or tender of any return premium due the Insured shall be made as soon as practicable on or after the effective date of the cancellation; any return premium due the Insured shall be credited toward the premium for the Discovery Period if the Insured elects that coverage.

      (4) if the Insurer intends (a) not to renew this Policy, or (b) to condition the renewal of this Policy upon change of limits, type of coverage, reduction of coverage, increased retention or addition of exclusions, or increased premium in excess of ten (10) percent (exclusive of any premium increase generated as a result of increased exposure units, or as a result of experience rating, loss rating, retrospective rating or audit), the Insurer shall mail or deliver to the entity named in Item 1 of the Declarations, at the address shown on the Policy, and to its authorized agent or broker, written notice not less than sixty (60) days (or thirty (30) days for an excess Policy or policy issued to a jumbo risk) nor more than one hundred twenty (120) days prior to the expiration of the Policy Period, stating with specificity the reasons for the action or, alternatively, advising that the Insurer intends to take one of the two actions and that a second notice shall be mailed or delivered at a later date indicating the Insurer's intent; in such case, and in the event of a late nonrenewal or conditional renewal notice coverage shall continue on the same terms, conditions, and rates as the expiring Policy until the later of the expiration of the Policy Period or sixty (60) days (after the mailing or delivery of the notice), except to the extent that prior thereto the entity named in
            Item 1 of the Declarations replaces coverage, elects to cancel (whereas cancellation shall be on a pro-rata basis), or renew on the basis of the conditional renewal notice (where notice was provided at least thirty (30) days prior to the expiration of the Policy Period). The notice shall also contain, if applicable, the amount of any premium increase (or a reasonable estimate), and describe any other proposed changes. With respect to an excess liability policy, the Insurer may condition its renewal upon requirements relating to the underlying coverage, in which event the conditional renewal notice shall be treated as an effective notice of nonrenewal if such requirements are not satisfied as of the expiration of the Policy Period or within sixty (60) days after mailing or delivery of the notice. Any notice hereunder shall not be required if the broker, or another insurer of the entity named in Item 1 of the Declarations mails or delivers written notice to the Insurer that the Policy has been replaced or is no longer desired.

SECTION VIII. A. (6), under the section entitled "GENERAL CONDITIONS," is hereby added to the Policy as follows:

      (6)   Every notice mailed or delivered by the Insurer pursuant to Section
            VII. A. shall advise the entity named in Item 1 of the Declarations, or its authorized agent or broker, of the availability of loss information upon written request; the Insurer shall mail or deliver such information as is required by applicable law within twenty (20) days of its receipt of the request.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.


Date:                              By:    /s/ Michael Zartman
                                       --------------------------------------
                                          Company Officer or Authorized Agent

            The effective date of cancellation stated in the notice shall become the end of the Policy Period.

      (3) If this Policy shall be canceled by the entity named in item 1 of the Declarations, the Insurer shall retain the customary short rate portion of the premium. If this Policy shall be canceled by or on behalf of the Insurer, the Insurer shall retain the pro-rate portion of the premium. Payment or tender of any return premium due the Insured shall be made as soon as practicable on or after the effective date of the cancellation; any return premium due the Insured shall be credited toward the premium for the Discovery Period if the Insured elects that coverage.

      (4) if the Insurer intends (a) not to renew this Policy, or (b) to condition the renewal of this Policy upon change of limits, type of coverage, reduction of coverage, increased retention or addition of exclusions, or increased premium in excess of ten (10) percent (exclusive of any premium increase generated as a result of increased exposure units, or as a result of experience rating, loss rating, retrospective rating or audit), the Insurer shall mail or deliver to the entity named in Item 1 of the Declarations, at the address shown on the Policy, and to its authorized agent or broker, written notice not less than sixty (60) days (or thirty (30) days for an excess Policy or policy issued to a jumbo risk) nor more than one hundred twenty (120) days prior to the expiration of the Policy Period, stating with specificity the reasons for the action or, alternatively, advising that the Insurer intends to take one of the two actions and that a second notice shall be mailed or delivered at a later date indicating the Insurer's intent; in such case, and in the event of a late nonrenewal or conditional renewal notice coverage shall continue on the same terms, conditions, and rates as the expiring Policy until the later of the expiration of the Policy Period or sixty (60) days (after the mailing or delivery of the notice), except to the extent that prior thereto the entity named in
            Item 1 of the Declarations replaces coverage, elects to cancel (whereas cancellation shall be on a pro-rata basis), or renew on the basis of the conditional renewal notice (where notice was provided at least thirty (30) days prior to the expiration of the Policy Period). The notice shall also contain, if applicable, the amount of any premium increase (or a reasonable estimate), and describe any other proposed changes. With respect to an excess liability policy, the Insurer may condition its renewal upon requirements relating to the underlying coverage, in which event the conditional renewal notice shall be treated as an effective notice of nonrenewal if such requirements are not satisfied as of the expiration of the Policy Period or within sixty (60) days after mailing or delivery of the notice. Any notice hereunder shall not be required if the broker, or another insurer of the entity named in Item 1 of the Declarations mails or delivers written notice to the Insurer that the Policy has been replaced or is no longer desired.

SECTION VIII. A. (6), under the section entitled "GENERAL CONDITIONS," is hereby added to the Policy as follows:

      (6)   Every notice mailed or delivered by the Insurer pursuant to Section
            VII. A. shall advise the entity named in Item 1 of the Declarations, or its authorized agent or broker, of the availability of loss information upon written request; the Insurer shall mail or deliver such information as is required by applicable law within twenty (20) days of its receipt of the request.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.


Date:                              By:    /s/ Michael Zartman
                                       --------------------------------------
                                          Company Officer or Authorized Agent

                        [LOGO] GENESIS INSURANCE COMPANY

                             ADDITION TO SECTION VII
                               GENERAL CONDITIONS

Policy Number:
Endorsement Number:

It is hereby understood and agreed that Section VIII. of the Policy is amended by the addition of the following paragraph L:

      L. OFFERING UNDERWRITER COVERAGE

      (1) It is hereby understood and agreed that Section I, under the title "INSURING AGREEMENTS," is amended by the addition of the following:

            C. With the Company, that if during the Policy Period or the Discovery Period (if applicable), any Securities Claim is first made against the Company for a Wrongful Act, the Insurer will reimburse the Company:

                  (i) for all Loss in excess of the applicable Retention amount stated in Item 4 of the Declarations which the Company shall be legally obligated to pay; and

                  (ii) for amounts which the Company pays to or on behalf of the Offering Underwriter as indemnification pursuant to the terms and conditions of the Underwriting Agreement in excess of the applicable Retention amount stated in
                        Item 4 of the Declarations and not exceeding the Limit of Liability specified in Section V. A.

      (2) It is hereby understood and agreed that Section II, under the title "DEFINITIONS," is amended by the addition of the following:

                  Offering Underwriter shall mean______.

                  Underwriting Agreement shall mean the agreement entered into between the Company and the Offering Underwriter.

                  Determination of No Liability shall mean, solely with respect to a Securities Claim: (1) a final judgment of no liability in favor of all Directors and Officers and the Company, after the exhaustion of all appeals, or (2) a dismissal or stipulation to dismiss a Securities Claim with prejudice, and without the payment of any consideration by the Directors, Officers, Company and/or the Offering Underwriter.

                  Settlement shall mean a compromise of any Claim against the Directors and Officers, the Company, and the Offering Underwriter to which the insurer has given its written consent pursuant to Section VI. A. Solely with respect to the coverage provided under Section I. C. (ii), Settlement shall mean a compromise or release of the indemnity obligation provided in the Underwriting Agreement between the Company and the Offering Underwriter.

      (3) It is hereby understood and agreed that Section V., under the title "LIMIT OF LIABILITY, RETENTIONS, ALLOCATION," is amended by the addition of the following:

            H. This Policy shall also provide a sublimit of Liability of Two Million Dollars ($2,000,000) for amounts paid by the insurer to the Company under Insuring Agreement I.C. (ii). The maximum amounts paid by the insurer to the Company under Insuring Agreement I.C.(ii) during the Policy Period will not in any event exceed the sublimit of Liability of $2,000,000.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.


Date:                                 By: /s/ Michael Zartman
                                          --------------------------------------
                                             Company Officer or Authorized Agent